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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2003


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2003, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 2003-HE2)



                        Citigroup Mortgage Loan Trust Inc
                        ---------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                     333-107958           01-0791848
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(State or Other Jurisdiction           (Commission        (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

390 Greenwich Street
New York, New York                                               10013
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000


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                                       -2-

Item 5.           Other Events


Description of the Certificates and the Mortgage Pool

         Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Citigroup Mortgage Loan Trust Inc. Asset Backed Pass-Through Certificates, Series 2003-HE2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 2003, among the among the Registrant as depositor, Litton Loan Servicing LP as servicer, Deutsche Bank National Trust Company as trustee and Citibank, N.A.. The Certificates to be designated as the Series 2003-HE2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and adjustable-rate mortgage loans secured by first liens on residential real properties having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.









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                                       -3-



Item 7.           Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.       Description
         -----------       -----------
             99.1          Collateral Term Sheets (as defined in Item 5)
                           that have been provided by Citigroup Global
                           Markets Inc. to certain prospective
                           purchasers of Citigroup Home Equity Loan
                           Trust 2003-HE2, Asset-Backed Pass- Through
                           Certificates, Series 2003-HE2.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 5, 2003

                                     CITIGROUP MORTGAGE LOAN TRUST INC.


                                     By: /s/ Matthew Bollo
                                         -----------------------------------
                                     Name:   Matthew Bollo
                                     Title:  Assistant Vice President









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                                       -5-


                                Index to Exhibits




                                                                 Sequentially
    Exhibit No.  Description                                     Numbered Page
    -----------  -----------                                     -------------
        99.5     Collateral Term Sheets (as defined in Item 5)        P
                 that have been provided by Citigroup Global
                 Markets Inc. to certain prospective
                 purchasers of Citigroup Mortgage Loan Trust
                 Inc. Asset Backed Pass-Through Certificates,
                 Series 2003-HE2


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                                  EXHIBIT 99.5


                                [FILED BY PAPER]